Exhibit 4.1

                               [STOCK CERTIFICATE]

                  INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    DELAWARE
                                      2005

     NUMBER                                                         SHARES

                                  SRKP 2, INC.

                  AUTHORIZED CAPITAL STOCK: 110,000,000 SHARES

COMMON STOCK - 100,000,000 SHARES - PAR VALUE $.001 EACH
                   PREFERRED STOCK - 10,000,000 SHARES - PAR VALUE $.001 EACH

 This Certifies that             SPECIMEN                is the record holder
                     -----------------------------------

of                                Shares of the         COMMON          Stock
   ------------------------------               --------------------------

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                                     COMMON

    In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this             day of                   A.D.
             -----------        -----------------      ----------

----------------------------                  -------------------------
Richard Rappaport, President                  Glenn Krinsky, Secretary

                           THE CORPORATE PRESS, INC.                  1/4 432
                                LOS ANGELES, CA                           -U-

 The Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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______________________________________________________________________ Shares

represented by the within Certificate and do hereby irrevocably constitute and appoint
__________________________________________________________________  Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

    Dated ______________________

          In presence of

-----------------------------------         ---------------------------------

                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
       FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                      ENLARGEMENT, OR ANY CHANGE WHATEVER.


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